SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04010


                                 PIA Mutual Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           1299 Ocean Avenue, Suite 210
                Santa Monica, CA                            90401
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip code)


                       Joseph Lloyd McAdams, Jr., Chairman
                                 PIA Mutual Fund
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 393-1424

Date of fiscal year end: November 30

Date of reporting period: November 30, 2003

Item 1 - Reports to Stockholders




                                                               {PIA LOGO}



                                                             PIA MUTUAL FUND

                                                            - PIA SHORT-TERM
                                                          GOVERNMENT SECURITIES

                                                         - PIA TOTAL RETURN BOND

                                                              - PIA EQUITY












                                                               ANNUAL REPORT
                                                             NOVEMBER 30, 2003

Dear Shareholder:

We are pleased to provide you with this November 30 2003 Annual Report for the following series of the PIA Mutual Funds for which Pacific Income Advisers is the adviser: the Short-Term Government Securities Fund, the Total Return Bond Fund, and the Equity Fund.

During the 12 months ended November 30, 2003, the returns, including the reinvestment of dividends and capital gains, were as follows:

        PIA Short-Term Government Securities Fund                1.56%

        PIA Total Return Bond Fund                               4.60%

        PIA Equity Fund                                         38.60%*

The highly simulative monetary policies of recent years have steadily begun to aid the longer-term recovery in the U.S. economy. While the economic consensus continues to expect low levels of inflation, the outlook for the economy is much improved over the past six months.

Both longer-term and short-term interest rates declined during the first part of the year and then increased during the last half of our fiscal year. On November 30, 2003, short-term interest rates had increased to the levels of a year earlier. Longer-term interest rates increased in yield by approximately 0.1% during the annual period. In this environment, the perceived debt quality of corporate borrowers has continued to materially improve and most short and long term corporate bonds have benefited from this effect.

During the twelve month period ended November 30, 2003, the Lehman Government Credit Bond Index increased by 6.39%. The Total Return Bond Fund's return was less than this index due largely to an average maturity which was less than the maturity of the index and a lower allocation to corporate bonds. The Lehman Aggregate Index, which has a shorter maturity than the Government Credit Index and a broader range of securities in which the Fund invests, had a return of 5.18%.

The Short-Term Government Fund which invests mostly in government securities provided yields and returns less than 2002 largely because short-term interest rates declined significantly in 2003.

Stocks generally reversed their three year decline as investors become more confident in economic growth prospects. During the twelve month period ended November 30, 2003, the S&P 500 Index rose 15.09% and the S&P 600 Small Cap Index returned 31.77%.

Please take a moment to review your fund(s)' statement of assets and the results of operations for the year ended November 30, 2003. We look forward to reporting to you again at mid year.


/S/LLOYD MCADAMS
----------------
Lloyd McAdams
Chairman of the Board



-------------
*Assumes no sales charge. One year return with the effect of 4.5% sales load would be 32.33%.


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA SHORT-TERM GOVERNMENT
SECURITIES FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.6%
$1,000,000   Conseco Finance Securitizations Corp. ................
             8.48%, due 12/1/30 ...................................   $1,052,394
    76,610   Green Tree Recreational, Equipment & Consumer Trust
             6.55%, due 7/15/28 ...................................       76,795
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
             (cost $1,135,283) ....................................    1,129,189
                                                                      ----------
MORTGAGE-BACKED SECURITIES 43.8%
COMMERCIAL 0.6%
   156,065   Countrywide Home Loans 8.00%, due 8/25/27 ............      158,919
   262,080   Prudential Home Mortgage Securities
             7.50%, due 3/25/08 ...................................      266,624
                                                                      ----------
                                                                         425,543
                                                                      ----------

U.S. GOVERNMENT AGENCIES 43.2%
   809,811   FHLMC 5.50%, due 3/15/15 .............................      823,438
    14,518   FHLMC Pool M80478 7.00%, due 6/1/04 ..................       14,886
   122,207   FHLMC ARM Pool 755204 3.47%, due 8/1/15* .............      124,706
   100,982   FHLMC ARM Pool 845113 3.70%, due 2/1/22* .............      103,909
   128,875   FHLMC ARM Pool 635206 4.815%, due 10/1/22* ...........      133,168
    71,283   FHLMC ARM Pool 845755 3.553%, due 6/1/23* ............       73,657
    33,693   FHLMC ARM Pool 609231 4.241%, due 2/1/24* ............       34,745
 2,364,602   FHLMC ARM Pool 785726 3.756%, due 1/1/25* ............    2,428,515




PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

$1,179,026   FHLMC ARM Pool 1C0009 3.363%, due 2/1/32* ............   $1,199,807
   505,222   FNMA 2002-1 HA 7.00%, due 7/25/20 ....................      515,528
   120,638   FNMA Pool 415842 11.00%, due 1/1/13 ..................      135,260
   337,789   FNMA Pool 555206 3.807%, due 7/1/25* .................      347,260
 1,580,899   FNMA Pool 424953 5.159%, due 7/1/27* .................    1,619,100
   923,907   FNMA Pool 556438 3.444%, due 3/1/28* .................      954,444
 1,327,703   FNMA Pool 508399 5.459%, due 6/1/29* .................    1,366,966
 2,550,846   FNMA Pool 180668 4.021%, due 1/1/33* .................    2,621,971
   133,425   FNMA ARM Pool 547441 5.415%, due 8/1/30* .............      137,493
   755,071   FNMA ARM Pool 556824 5.798%, due 8/1/30* .............      784,728
 1,518,430   FNMA ARM Pool 562912 5.016%, due 4/1/30* .............    1,584,192
   212,628   FNMA ARM Pool 551038 3.444%, due 9/1/30* .............      220,465
 1,222,131   FNMA ARM Pool 670317 3.634% 5.768%, due 7/1/31* ......      515,274
   705,819   FNMA ARM Pool 597196 5.336%, due 9/1/31* .............      727,155
   668,380   FNMA ARM Pool 610547 5.440%, due 11/1/31* ............      689,243
   788,531   FNMA ARM Pool 629098 4.927%, due 4/1/32* .............      812,005
   267,194   FNMA ARM Pool 656345 3.877%, due 7/1/32* .............      273,547













                       See notes to financial statements
                                      - 2 -





                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003


PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

$ 1,344,850   FNMA ARM Pool 670257 4.266%, due 2/1/33*              $ 1,374,764
    665,626    FNMA Pool 252500 5.50%, due 6/1/06 ...............        680,701
     72,679    GNMA II ARM Pool 8871 5.625%, due 11/20/21* ......         74,678
    429,894    GNMA II ARM Pool 8062 5.625%, due 10/20/22* ......        442,575
  1,166,061    GNMA II ARM Pool 80011 5.625%, due 11/20/26* .....      1,201,501
    252,753    GNMA II ARM Pool 80013 5.625%, due 11/20/26* .....        259,911
    149,285    GNMA II ARM Pool 80021 5.625%, due 12/20/26* .....        153,822
     77,972    GNMA II ARM Pool 80029 4.375%, due 1/20/27* ......         79,482
  1,101,293    GNMA II ARM Pool 80094 4.75%, due 7/20/27* .......      1,121,495
  1,591,642    GNMA II ARM Pool 80104 4.75%, due 8/20/27* .......      1,620,723
     80,860    GNMA II ARM Pool 80122 5.625%, due 10/20/27* .....         83,302
    663,424    GNMA II ARM Pool 80154 4.375%, due 1/20/28* ......        676,113
  2,226,036    GNMA II ARM Pool 80331 5.50%, due 10/20/29* ......      2,282,985
    416,033    GNMA II ARM Pool 80344 5.00%, due 11/20/29* ......        427,067
                                                                    ------------
                                                                      29,985,900
                                                                    ------------

TOTAL MORTGAGE-BACKED SECURITIES
               (cost $30,360,543) ...............................     30,411,443
                                                                    ------------




PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES 18.1%
U.S. GOVERNMENT AGENCIES 10.5%
$ 2,000,000    FHLB 4.875%, due 4/16/04 .........................    $ 2,028,566
  2,000,000    FHLB 4.125%, due 1/14/05 .........................      2,056,916
  3,220,000    FNMA 5.125%, due 2/13/04 .........................      3,246,317
                                                                     -----------
                                                                       7,331,799
                                                                     -----------

U.S. TREASURY NOTES 7.6%
  2,000,000    U.S. Treasury Note 5.25%, due 5/15/04 ............      2,038,438
  3,000,000    U.S. Treasury Note 5.75%, due 11/15/05 ...........      3,216,213
                                                                     -----------
                                                                       5,254,651
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES
               (cost $12,501,189) ...............................     12,586,450
                                                                     -----------

CORPORATE BOND 0.7%
    500,000    Citigroup, Inc. 5.70%, due 2/6/04 ................        503,975
                                                                     -----------

TOTAL CORPORATE BOND
               (cost $499,652) ..................................        503,975
                                                                     -----------




                       See notes to financial statements
                                      - 3 -



                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 35.5%
$ 7,000,000   FHLB Discount Note Zero coupon to yield
              0.80%, due 12/23/03 .................                  $ 6,995,594
  7,100,000   FNMA Discount Note Zero coupon to yield
              1.06%, due 12/17/03 .................                    7,096,813
 10,200,000   U.S. Bank, N.A. repurchase agreement,
              0.80%, dated 11/28/03, due 12/1/03,
              repurchase price $10,200,680
              (collateralized by FGCI Pool
              E88725, 5.50%, due 4/1/17) ..........                   10,200,000
346,961       First American Treasury
              Obligations Fund ....................                      346,961
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
              (cost $24,639,368) ..................                   24,639,368
                                                                     -----------
TOTAL INVESTMENTS
              (cost $69,136,035) ..................          99.7%    69,270,425

OTHER ASSETS LESS LIABILITIES .....................           0.3%       211,231
                                                            -----    -----------

NET ASSETS ........................................         100.0%   $69,481,656
                                                            =====    ===========

-------
* Variable rate note. Rate shown reflects the rate in effect at November 30,
  2003.





PIA TOTAL RETURN
BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES 14.4%
$  242,726    Aames Mortgage Trust 5.97%, due 8/25/31 ............    $  256,766
   345,173    Airplanes Pass Through Trust 8.15%,
              due 3/15/11(OMEGA) .................................         6,903
   125,319    Blackrock Capital Financial L.P. ...................
              7.93%, due 3/25/37*++ ..............................       114,001
   943,203    Bombardier Capital Mortgage
              Securitization Corp. 7.575%, due 6/15/30 ...........       778,727
   352,745    California Infrastructure PG&E-1
              6.42%, due 9/25/08 .................................       374,282
   105,576    Capco America Securitization Corp. .................
              5.86%, 10/15/30 ....................................       111,126
   160,320    CIGNA CBO 1996-1 Ltd. ..............................
              6.46%, due 11/15/08++(OMEGA) .......................       163,201
    91,619    CIT Equipment Collateral 5.31%, due 10/20/09 .......        91,919
   213,133    Credit-based Asset Servicing and Securitization
              5.974%, 3/25/19 ....................................       213,816
   324,935    FDIC Remic Trust 7.25%, 5/25/26 ....................       325,019
   232,796    First Union Residential Securitization
              7.00%, 4/25/25 .....................................       233,259
 1,274,000    Merit Securities Corp. 7.88%, due 12/28/33 .........     1,263,947
   495,554    Merrill Lynch Mortgage Investors, Inc. .............
              6.92%, 6/15/21* ....................................       497,752
   171,681    Onyx Acceptance Auto Trust
              3.63%, due 12/15/05 ................................       172,779
   600,000    Pegasus Aviation Lease Securitization
              1.60%, due 5/10/31*++ ..............................       380,864
   451,512    RHYNO CBO Delaware Corp. ...........................
              6.33%, due 9/15/09++(OMEGA) ........................       464,565
   159,982    Structured Settlements Fund
              7.25%, due 12/20/15++(OMEGA) .......................       170,613
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
              (cost $6,234,518) ..................................     5,619,539
                                                                      ----------



                       See notes to financial statements
                                      - 4 -



                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS & NOTES 12.1%
AIRLINES 0.4%
$  170,000    AMR Corp. 10.05%, due 3/7/06 .......................    $  145,775
                                                                      ----------

AUTOMOTIVE 0.5%
   175,000    Daimler Chrysler 8.50%, due 1/18/31 ................       203,456
                                                                      ----------

DIVERSIFIED MANUFACTURING 0.6%
   200,000    Tyco International Group SA 6.75%, due 2/15/11 .....       216,000
                                                                      ----------

INSURANCE 0.4%
   170,000    CNA Financial Corp. 6.50%, due 4/15/05 .............       173,892
                                                                      ----------

LEISURE 0.4%
   165,000    Royal Caribbean Cruises Ltd. 7.00%, due 10/15/07 ...       175,106
                                                                      ----------

MEDIA 1.2%
   200,000    AOL Time Warner, Inc. 7.625%, due 4/15/31 ..........       227,539
   200,000    Liberty Media Corp. 8.25%, due 2/1/30 ..............       238,072
                                                                      ----------
                                                                         465,611
                                                                      ----------


PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST 3.2%
$  200,000    EOP Operating LP 7.00%, due 7/15/11 ................    $  225,534
   270,000    Health Care Property Investors, Inc. ...............
              6.50%, due 2/15/06 .................................       286,960
   150,000    Nationwide Health Properties, Inc. .................
              8.67%, due 3/10/05 .................................       159,113
   205,000    Prologis Trust 7.625%, 7/1/17 ......................       244,727
   310,000    United Dominion Realty Trust, Inc. .................
              7.95%, due 7/12/06 .................................       343,215
                                                                      ----------
                                                                       1,259,549
                                                                      ----------

RETAIL 1.1%
   175,000    Albertson's Inc. 7.45%, 8/1/29 .....................       191,298
   200,000    Staples, Inc. 7.375%, due 10/1/12 ..................       230,538
                                                                      ----------
                                                                         421,836
                                                                      ----------

SOFTWARE 0.5%
   175,000    Computer Associates International, Inc. ............
              6.375%, due 4/15/05 ................................       182,952
                                                                      ----------

TELECOMMUNICATIONS 2.0%
   217,000    AT&T Broadband Corp. 8.375%, due 3/15/13 ...........       263,763
   205,000    Global Crossing North America, Inc. ................
              7.25%, due 5/15/04** ...............................        27,162
   355,000    Qwest Services Corp. 13.50%, due 12/15/10++ ........       419,344
   150,000    WorldCom, Inc. - WorldCom Group
              7.50%, due 5/15/11** ...............................        50,813
                                                                      ----------
                                                                         761,082
                                                                      ----------





                        See notes to financial statements
                                      - 5 -




                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

TRANSPORTATION 0.7%
$   254,533    FedEx Corp. 6.845%, due 1/15/19 ..................    $   279,809
                                                                     -----------

THRIFTS 0.7%
    270,000    Fremont General Corp. 7.875%, due 3/17/09 ........        263,250
                                                                     -----------

UTILITY 0.4%
    180,000    Southern California Edison 6.65%, due 4/1/29 .....        171,000
                                                                     -----------

TOTAL CORPORATE BONDS & NOTES
               (cost $4,735,631) ................................      4,726,221
                                                                     -----------

MORTGAGE-BACKED SECURITIES 10.7%
U.S. GOVERNMENT AGENCIES 10.7%
     51,239    FHLMC Series 1387 S 7.59%, due 10/15/07*+ ........          2,693
    100,000    FHLMC Series 1704 E 6.50%, due 3/15/09 ...........        106,972
     53,184    FHLMC Series 1312 I 8.00%, due 7/15/22 ...........         56,578
     66,714    FHLMC Series 1424 S 7.53%, due 11/15/22*+ ........          8,372
     82,279    FNMA Pool 313947 7.00%, due 1/1/28 ...............         86,994
     88,587    FNMA Pool 429618 6.50%, due 7/1/28 ...............         92,519
     11,163    FNMA Pool 443589 6.50%, due 10/1/28 ..............         11,659
    265,834    FNMA Pool 502454 6.50%, due 7/1/29 ...............        277,434
      8,668    FNMA Pool 531331 7.50%, due 4/1/30 ...............          9,252
     45,281    FNMA Pool 533167 7.50%, due 4/1/30 ...............         48,328




PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

$ 2,264,395    FNMA Pool 661705 6.50%, due 8/1/32 ...............    $ 2,361,984
        808    FNMA Series 1992-12 SA 11.27%, due 1/25/22* ......            875
    741,731    FNMA Pool 555285 6.00%, due 3/1/33 ...............        762,498
    192,102    GNMA Pool 501569 7.50%, due 3/15/29 ..............        205,925
    135,807    GNMA Pool 503603 7.00%, due 4/15/29 ..............        144,575
                                                                     -----------
                                                                       4,176,658
                                                                     -----------

TOTAL MORTGAGE-BACKED SECURITIES
               (cost $4,118,906) ................................      4,176,658
                                                                     -----------

U.S. GOVERNMENT AGENCIES AND
  INSTRUMENTALITIES 52.1%
U.S. TREASURY BONDS 7.9%
  2,975,000    U.S. Treasury Bond 5.375%, 2/15/31 ...............      3,083,311
                                                                     -----------

U.S. TREASURY NOTES 44.2%
  3,140,000    U.S. Treasury Note 3.25%, due 8/15/07 ............      3,181,461
  4,925,000    U.S. Treasury Note 4.00%, due 11/15/12 ...........      4,849,780
  2,600,000    U.S. Treasury Note 2.00%, 5/15/06 ................      2,585,378
  6,800,000    U.S. Treasury Note 2.625%, 5/15/08 ...............      6,644,613
                                                                     -----------
                                                                      17,261,232
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES
               (cost $20,574,807) ...............................     20,344,543
                                                                     -----------








                       See notes to financial statements
                                      - 6 -



                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003


PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT/SALES                                                   VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 10.2%
$ 1,048,205    First American Treasury Obligations Fund              $ 1,048,205
  2,925,000    U.S. Bank, N.A. repurchase agreement,
               0.80%, dated 11/28/03, due 12/1/03, repurchase price
               $2,925,195 (collateralized by FGCI Pool E88725,
               5.50%, due 4/1/17) ............................         2,925,000
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
        (cost $3,973,205) ....................................         3,973,205

TOTAL INVESTMENTS
        (cost $39,637,067) .......................  99.5%             38,833,263
OTHER ASSETS LESS LIABILITIES ....................   0.5%                218,151
                                                   -----             -----------
TOTAL NET ASSETS ................................  100.0%            $39,051,414
                                                   =====             ===========


----------

*       Variable rate note. Rate shown reflects the rate in effect at November
        30, 2003.
**      Bond is in default.
+       Interest only security.
(OMEGA) Valued at fair value in accordance with procedures established by the
        Fund's Board of Trustees.
++      The following securities were purchased under Rule 144A of the
        Securities Act of 1933:





PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                                      VALUE AS
                   ACQUISITION                                         % OF
DESCRIPTION           DATE               COST             VALUE      NET ASSETS
--------------------------------------------------------------------------------

RESTRICTED SECURITIES
BlackRock
Capital
Finance LP
1.94%, due
3/25/37          August 17, 1999       $120,150           $114,001      0.3%

CIGNA CBO
1996-1 Ltd.
6.46%, due
11/15/08         August 31, 1998        172,279            163,201      0.4%

Pegasus
Aviation
Lease
Securitization
1.79%, due
5/10/31           March 13, 2001        599,777            380,864      1.0%

Qwest Services
Corp., 13.50%,
due 12/15/10       Nov. 29, 2001        538,314            419,344      1.1%

RHYNO CBO
Delaware
Corp., 6.33%,
due 9/15/09      August 31, 1998        472,853            464,565      1.2%


Structured
Settlements
Fund
7.25%, due
12/20/15           July 16, 2002        159,975            170,613      0.4%



                       See notes to financial statements.


                                     - 7 -



                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA EQUITY FUND
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 86.6%
AUTO PARTS & EQUIPMENT 3.4%
   5,000       China Yuchai International Ltd. ..................       $148,500
                                                                        --------

BIOTECHNOLOGY 2.3%
  18,600       CryoLife, Inc.* ..................................         99,696
                                                                        --------

COMMERCIAL SERVICES 3.7%
   5,000       Rent-A-Center, Inc.* .............................        162,450
                                                                        --------

COMPUTERS 7.1%
  13,000       Carreker Corp.* ..................................        194,480
   4,500       Dot Hill Systems Corp.* ..........................         76,725
  20,000       NetWolves Corp.* .................................         38,400
                                                                        --------
                                                                         309,605
                                                                        --------

DIVERSIFIED FINANCIAL SERVICES 2.1%
   7,000       Education Lending Group, Inc.* ...................         91,700
                                                                        --------

ELECTRONICS 2.3%
   2,500       Varian, Inc.* ....................................        101,400
                                                                        --------

ENTERTAINMENT 8.3%
   3,000       Cedar Fair, L.P. .................................         89,400
  10,000       Pinnacle Entertainment, Inc.* ....................         91,300
  11,000       Scientific Games Corp., Class A* .................        178,860
                                                                        --------
                                                                         359,560
                                                                        --------

HEALTH CARE PRODUCTS 1.4%
   6,000       North American Scientific, Inc.* .................         60,000
                                                                        --------

HEALTH CARE SERVICES 0.8%
   1,500       Inveresk Research Group, Inc.* ...................         33,015
                                                                        --------



PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------

INTERNET 4.7%
   2,000       Ask Jeeves, Inc.* ................................       $ 38,640
   8,900       Sapient Corp.* ...................................         50,018
  30,000       Verso Technologies, Inc.* ........................        115,500
                                                                        --------
                                                                         204,158
                                                                        --------

INVESTMENT COMPANIES 1.3%
   2,000       American Capital Strategies Ltd. .................         58,500
                                                                        --------

MACHINERY 3.3%
   6,000       UNOVA, Inc.* .....................................        143,520
                                                                        --------

MINING 6.8%
   2,100       Agnico-Eagle Mines Ltd. ..........................         24,885
   3,000       AngloGold Ltd. ADR ...............................        143,910
   7,000       Goldcorp, Inc. ...................................        125,300
                                                                        --------
                                                                         294,095
                                                                        --------

OIL & GAS 0.5%
   2,500       KCS Energy, Inc.* ................................         22,650
                                                                        --------

PHARMACEUTICALS 4.3%
   6,000       Accredo Health, Inc.* ............................        186,600
                                                                        --------

RETAIL 13.5%
  22,200       CKE Restaurants, Inc.* ...........................        155,400
   4,500       Coldwater Creek, Inc.* ...........................         64,620
   4,000       Jo-Ann Stores, Inc.* .............................         80,200
   4,500       Pacific Sunwear of California, Inc.* .............        102,420
   2,000       The Sports Authority, Inc.* ......................         87,000
   3,000       Tuesday Morning Corp.* ...........................         95,880
                                                                        --------
                                                                         585,520
                                                                        --------

SEMICONDUCTORS 7.9%
  15,000       Applied Micro Circuits Corp.* ....................         96,900
   7,000       Artisan Components, Inc.* ........................        144,683
   2,000       Siliconix, Inc.* .................................        101,580
                                                                        --------
                                                                         343,163
                                                                        --------




                       See notes to financial statements
                                      - 8 -



                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2003



PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                          VALUE
--------------------------------------------------------------------------------
SOFTWARE 1.0%
     2,000       Satyam Computer Services Ltd. ADR ............       $   41,960
                                                                      ----------

TELECOMMUNICATIONS 7.4%
    16,100       PTEK Holdings, Inc.* .........................          140,392
     3,000       SpectraSite, Inc.* ...........................          105,300
     2,000       UTStarcom, Inc.* .............................           75,760
                                                                      ----------
                                                                         321,452
                                                                      ----------

TOYS 2.2%
     3,000       Leapfrog Enterprises, Inc.* ..................           94,200
                                                                      ----------

TRANSPORTATION 2.3%
     6,100       SCS Transportation, Inc.* ....................          101,443
                                                                      ----------

TOTAL COMMON STOCKS
                 (cost $3,043,743) ............................        3,763,187
                                                                      ----------




PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT/SHARES                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 18.0%
$    11,795   First American Treasury Obligations Fund ...........    $  11,795
     200,000  FNMA Discount Note Zero coupon to yield
              1.05%, due 12/24/03 ................................      199,870
     572,000  U.S. Bank, N.A. repurchase agreement,
              0.80%, dated 11/28/03, due 12/1/03,
              repurchase price ...................................     $572,040
              (collateralized by FGCI Pool E88725,
              5.50%, due 4/1/17) .................................      572,000
                                                                      ---------

TOTAL SHORT-TERM INVESTMENTS
              (cost $783,665) ....................................      783,665
                                                                      ----------

TOTAL INVESTMENTS
              (cost $3,827,408)              104.6%                   4,546,852
LIABILITIES LESS OTHER ASSETS                 (4.6)%                   (199,755)
                                                                    -----------
NET ASSETS                                   100.0%                 $ 4,347,097
                                                                    ===========
---------------
     * Non-income producing security.


                       See notes to financial statements



                                 PIA MUTUAL FUND
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 2003




                                                      SHORT-TERM        TOTAL
                                                     GOVERNMENT        RETURN
                                                   SECURITIES FUND    BOND FUND      EQUITY FUND
                                                   ---------------------------------------------
ASSETS:
Investments in securities, at value
  (cost $58,936,035, $36,712,067 and
  $3,255,408, respectively) ......................   $ 59,070,425    $ 35,908,263    $  3,974,852
Repurchase agreements, at value
  (cost $10,200,000, $2,925,000 and
  $572,000, respectively) ........................     10,200,000       2,925,000         572,000
Receivable for fund shares sold ..................          1,446            --              --
Interest and dividends receivable ................        257,478         262,940             124
Due from investment adviser (Note 3) .............          6,306            --            23,364
 Prepaid expenses and other assets ...............         22,859          27,586          24,460
                                                     ------------    ------------    ------------
 Total assets ....................................     69,558,514      39,123,789       4,594,800
                                                     ------------    ------------    ------------

LIABILITIES:
Payable for securities purchased .................           --              --           212,804
Payable for fund shares redeemed .................          8,678            --              --
Dividends payable ................................          5,815           4,306            --
Due to investment adviser (Note 3) ...............           --            22,855            --
Accrued distribution fees ........................         16,859          13,296           4,115
Accrued expenses and other liabilities ...........         45,506          31,918          30,784
                                                     ------------    ------------    ------------
Total liabilities ................................         76,858          72,375         247,703
                                                     ------------    ------------    ------------
Net Assets .......................................   $ 69,481,656    $ 39,051,414    $  4,347,097
                                                     ============    ============    ============

NET ASSETS CONSIST OF:
Shares of beneficial interest,
  no par value; unlimited shares
  authorized .....................................   $ 69,900,870    $ 39,660,083    $  4,226,985
Undistributed net investment income ..............         13,932          11,668            --
Undistributed net realized gain
  (loss) on investments ..........................       (567,536)        183,467        (599,332)
Net unrealized appreciation
  (depreciation) on investments ..................        134,390        (803,804)        719,444
                                                     ------------    ------------    ------------
Net Assets .......................................   $ 69,481,656    $ 39,051,414    $  4,347,097
                                                     ============    ============    ============

CALCULATION OF MAXIMUM OFFERING PRICE:
Net asset value and redemption price per share ...   $      10.15    $      19.41    $    22.80
Maximum sales charge (0%, 0% and 4.50% of offering
price, respectively) .............................           --              --            1.07
                                                     ------------    ------------    ------------
Offering price to public .........................   $      10.15    $      19.41    $    23.87
                                                     ============    ============    ============
Shares outstanding ...............................      6,845,096       2,012,023       190,646
                                                     ============    ============    ============




                       See notes to financial statements



                                 PIA MUTUAL FUND
            STATEMENTS OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2003


                                                       SHORT-TERM        TOTAL
                                                       GOVERNMENT       RETURN
                                                    SECURITIES FUND   BOND FUND       EQUITY FUND
                                                    ---------------------------------------------
INVESTMENT INCOME:
Interest                                              $ 1,759,373    $ 2,367,806    $     4,682
Dividends (net of foreign
  withholding taxes of $0, $0
  and $121, respectively) .........................          --           28,164         29,740
                                                      -----------    -----------    -----------
Total investment income ...........................     1,759,373      2,395,970         34,422
                                                      -----------    -----------    -----------

EXPENSES:
Investment advisory fees (Note 3) .................       150,351        139,812         35,379
Fund administration and accounting fees ...........        78,846         60,606         60,763
Distribution fees (Note 4) ........................        62,793         29,454         14,470
Transfer agent fees and expenses ..................        51,043         33,836         16,862
Professional fees .................................        32,761         32,756         32,847
State registration fees ...........................        28,470         19,954         14,514
Custody fees ......................................        12,204          2,027          5,581
Reports to shareholders ...........................         9,873          3,563            509
Trustees' fees ....................................         2,763          2,784          2,746
Other expenses ....................................        12,421         16,782          3,513
                                                      -----------    -----------    -----------
Total expenses ....................................       441,525        341,574        187,184
Less: Expense reimbursement
  from adviser (Note 3) ...........................      (178,411)      (131,855)      (107,751)
                                                      -----------    -----------    -----------
Net expenses ......................................       263,114        209,719         79,433
                                                      -----------    -----------    -----------
Net investment income (loss) ......................     1,496,259      2,186,251        (45,011)
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ..................        49,059        261,255         31,592
Net change in unrealized
  appreciation/depreciation on
  investments .....................................      (347,660)       (84,268)       986,957
Increase from payment by affiliate (Note 9) .......          --             --           12,463
                                                      -----------    -----------    -----------
Net gain (loss) on investments ....................      (298,601)       176,987      1,031,012
                                                      -----------    -----------    -----------
Net increase in net assets
  resulting from operations .......................   $ 1,197,658    $ 2,363,238    $   986,001
                                                      ===========    ===========    ===========




                       See notes to financial statements



                                 PIA MUTUAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS



                                          SHORT-TERM                         TOTAL
                                          GOVERNMENT                         RETURN
                                        SECURITIES FUND                     BOND FUND                          EQUITY FUND
                                ---------------------------------------------------------------------------------------------------
                                  Year ended      Year ended       Year ended       Year ended       Year ended        Year ended
                                    Nov. 30,        Nov. 30,         Nov. 30,         Nov. 30,         Nov. 30,          Nov. 30,
                                      2003            2002             2003             2002             2003              2002
                                ---------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)    $  1,496,259     $  2,150,164      $  2,186,251     $  2,970,753    $    (45,011)     $    (60,282)
Net realized gain (loss) on
  investments ...............         49,059          311,102           261,255        1,077,338          31,592          (498,111)
Net change in unrealized
  appreciation/depreciation
  on investments ............       (347,660)        (547,637)          (84,268)      (1,447,829)        986,957          (298,428)
Increase from payment
  by affiliate (Note 9) .....           --               --                --               --            12,463              --
                                ------------     ------------      ------------     ------------    ------------      ------------
Net increase (decrease)
  in net assets resulting
  from operations ...........      1,197,658        1,913,629         2,363,238        2,600,262         986,001          (856,821)
                                ------------     ------------      ------------     ------------    ------------      ------------

DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
Dividends from net
  investment income .........     (2,042,954)      (2,287,938)       (2,341,924)      (2,848,176)           --               --
Distributions from
  net realized gains ........       (140,009)         (93,205)       (1,033,152)        (412,129)           --             (25,959)
                                ------------     ------------      ------------     ------------    ------------      ------------
Total distributions .........     (2,182,963)      (2,381,143)       (3,375,076)      (3,260,305)           --             (25,959)
                                ------------     ------------      ------------     ------------    ------------      ------------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold     33,360,344       27,391,475        11,868,850       13,830,283         881,252           252,267
Distributions reinvested ....      2,073,600        2,307,192         3,277,906        2,800,751            --              25,502
Payment for shares redeemed .    (37,709,903)     (27,629,604)      (35,091,670)     (15,435,671)     (1,859,687)         (660,335)
                                ------------     ------------      ------------     ------------    ------------      ------------
Net increase (decrease)
  in net assets from fund
  share transactions ........     (2,275,959)       2,069,063       (19,944,914)       1,195,363        (978,435)         (382,566)
                                ------------     ------------      ------------     ------------    ------------      ------------
Total increase (decrease)
  in net assets .............     (3,261,264)       1,601,549       (20,956,752)         535,320           7,566        (1,265,346)

NET ASSETS, BEGINNING OF YEAR     72,742,920       71,141,371        60,008,166       59,472,846       4,339,531         5,604,877
                                ------------     ------------      ------------     ------------    ------------      ------------
NET ASSETS, END OF YEAR .....   $ 69,481,656     $ 72,742,920      $ 39,051,414     $ 60,008,166    $  4,347,097      $  4,339,531
                                ============     ============      ============     ============    ============      ============

TRANSACTIONS IN SHARES:
Shares sold .................      3,259,164        2,654,582           603,184          699,003          43,123            13,751
Shares issued on
  reinvestment
  of distributions ..........        202,852          223,658           167,382          141,657            --               1,550
Shares redeemed .............     (3,687,634)      (2,676,756)       (1,772,000)        (779,098)       (116,898)          (39,225)
                                ------------     ------------      ------------     ------------    ------------      ------------
Net increase (decrease) in
shares outstanding ..........       (225,618)         201,484        (1,001,434)          61,562         (73,775)          (23,924)
                                ============     ============      ============     ============    ============      ============







                       See notes to financial statements



                                 PIA MUTUAL FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003


NOTE 1.  ORGANIZATION

         PIA Mutual Fund (formerly Monterey Mutual Fund) (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund"), to provide investors a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the PIA Total Return Bond Fund (the "Total Return Bond Fund"), to maximize total return through investing in bonds while minimizing risk as compared to the market; and the PIA Equity Fund (the "Equity Fund"), long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ traded securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market.

         REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Funds' custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Funds under each repurchase agreement. All securities are held by the Funds' custodian.

         FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.

         EXPENSES - Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Short-Term Government Fund and the Total Return Bond Fund each distribute substantially all net investment income monthly and all net realized gains annually. The Equity Fund distributes substantially all of its net investment income and its net realized gains annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets are adjusted. Accordingly, at November 30, 2003, reclassifications were recorded to increase (decrease) paid-in-capital by $73,651, $0 and $(32,546), increase (decrease) undistributed net investment income by $496,223, $77,762 and $45,011 and increase (decrease) undistributed net realized gain (loss) on investments by $(569,874), $(77,762) and $(12,465) for the Short-Term Government, Total Return Bond and Equity Funds, respectively. The Short-Term Government Fund and the Total Return Bond Fund hereby designate approximately $77,634 and $213,829, respectively, as capital gain dividends, for purposes of the dividends paid deduction.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                 PIA MUTUAL FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)


NOTE 3.  INVESTMENT ADVISORY AGREEMENT

         The Funds have investment advisory agreements with Pacific Income Advisers, Inc. ("PIA") whereby each Fund pays PIA a fee, computed daily and payable monthly. The Short-Term Government Fund and the Total Return Bond Fund pay fees calculated at an annual rate of 0.20% and 0.30%, respectively, of their average daily net assets. The Equity Fund pays fees calculated at the following annual rate based upon its average daily net assets:

        ASSETS                                             FEE RATE
        ------                                             --------
        $0 to $50 million . . . . . . . . . . . . . . . . .  1.000%
        $50 million to $75 million . . . . . . . . . . . . . 0.875%
        $75 million to $100 million . . . . . . . . . . . .  0.750%
        $100 million to $150 million . . . . . . . . . . . . 0.625%
        $150 million to $250 million . . . . . . . . . . . . 0.500%
        Over $250 million . . . . . . . . . . . . . . . . .  0.375%

         For the year ended November 30, 2003, PIA voluntarily agreed to limit the total expenses of the Short-Term Government Fund and the Total Return Bond Fund to an annual rate of 0.35% and 0.45%, respectively, of average daily net assets. For the period December 1, 2002 to March 27, 2003, PIA voluntarily agreed to limit the total expenses of the Equity Fund to an annual rate of 1.80% of average daily net assets. Beginning March 28, 2003, PIA voluntarily agreed to limit the total expenses of the Equity Fund to 2.50% of average daily net assets.

NOTE 4.  DISTRIBUTION AGREEMENT AND PLAN

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes each of the Funds to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers in the Fund's shares, in any fiscal year, subject to a limit of 0.10% of average daily net assets for the Short-Term Government Fund, 0.10% of average daily net assets for the Total Return Bond Fund and 0.50% of average daily net assets for the Equity Fund. Prior to March 28, 2003, distribution expenses were subject to a limit of 0.05% of average daily net assets for the Short-Term Government Fund, 0.00% of average daily net assets for the Total Return Bond Fund and 0.25% of average daily net assets for the Equity Fund.

         Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the year ended November 30, 2003, the Distributor earned $31,191, $15,145 and $1,730 from commissions on sales of the Short-Term Government Fund's, Total Return Bond Fund's and the Equity Fund's capital stock, respectively.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2003 were:

                                                  Purchases          Sales
                                                ------------     ------------
        Short-Term Government Fund . . . . . .  $ 35,111,555     $ 31,571,890
        Total Return Bond Fund . . . . . . . .    31,840,731       90,660,766
        Equity Fund. . . . . . . . . . . . . .     6,898,259        8,055,489

         Purchases and sales of U.S. government obligations for the year ended November 30, 2003 were:

                                                 Purchases            Sales
                                               ------------      -------------
        Short-Term Government Fund . . . . . .      --           $   6,926,125
        Total Return Bond Fund . . . . . . . . $ 49,479,162      $  11,405,417
        Equity Fund. . . . . . . . . . . . . .      --                  --

                                 PIA MUTUAL FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)



NOTE 6.  FEDERAL INCOME TAX INFORMATION

         At November 30, 2003, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

                                             GOVERNMENT      RETURN
                                                FUND        BOND FUND    EQUITY FUND
                                                ----        ---------    -----------
Cost of Investments .....................   $69,136,035    $40,012,566    $3,860,983
                                            ===========    ===========    ==========
Unrealized appreciation .................   $   223,573    $   587,244    $  839,612
Unrealized depreciation .................       (89,183)    (1,766,547)     (153,743)
                                            -----------    -----------    ----------
Net unrealized appreciation
(depreciation) on investments ...........   $   134,390    $(1,179,303    $  685,869
                                            ===========    ===========    ==========


         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

         The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 was as follows:

                             Short-Term              Total Return
                          Government Fund              Bond Fund             Equity Fund
                      ------------------------  -----------------------   --------------------
                        Nov. 30,   Nov. 30,      Nov. 30,     Nov. 30,    Nov. 30,   Nov. 30,
                          2003       2002          2003         2002       2003        2002
                          ----       ----          ----         ----       ----        ----
Ordinary income ...   $2,105,329   $2,381,143   $3,161,247   $3,142,554   $  --     $     --
Net long-term
  capital gains ...       77,634         --        213,829      117,751      --         25,959
                      ----------   ----------   ----------   ----------   --------  ----------
Total distributions   $2,182,963   $2,381,143   $3,375,076   $3,260,305   $  --     $   25,959
                      ==========   ==========   ==========   ==========   ========  ==========


         As of November 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                       Short-Term      Total
                                       Government      Return
                                          Fund        Bond Fund    Equity Fund
                                      -----------    -----------    -----------
Undistributed ordinary income .....   $    13,932    $   136,221    $      --
Undistributed long-term gains .....          --        1,133,700           --
                                      -----------    -----------    -----------
Tax accumulated earnings ..........        13,932      1,269,921           --
Accumulated capital and
  other losses ....................      (567,536)      (699,287)      (565,757)
Unrealized appreciation
  (depreciation) on
  investments .....................       134,390     (1,179,303)       685,869
                                      -----------    -----------    -----------
Total accumulated
  earnings (deficit) ..............   $  (419,214)   $  (608,669)   $   120,112
                                      ===========    ===========    ===========

         At November 30, 2003, the Short-Term Government and Equity Funds had accumulated capital loss carryforwards of $525,317 and $504,920, respectively, of which $0 and $447,909 respectively, expire in the year 2010 and $525,317 and $57,011 respectively, expire in the year 2011. To the extent the Short-Term Government and Equity Funds realize future net capital gains, those gains will be offset by any available capital loss carry-forward. At November 30, 2003, the Short-Term Government, Total Return Bond Fund and the Equity Fund had net realized capital losses from transactions between November 1, 2003 and November 30, 2003 of $42,219, $699,287 and $60,837, respectively. Post-October capital losses for tax purposes are deferred and will be recognized in 2004 and are included in accumulated capital and other losses for the Short-Term Government, Total Return Bond and Equity Funds.

                                 PIA MUTUAL FUND
                  NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)



NOTE 7.  OFFERING PRICE PER SHARE

         A maximum front-end sales charge of 4.50% is imposed on purchases of shares of the Equity Fund. For the year ended November 30, 2003, the Trust was advised that the Distributor received $1,112 of sales charges from sales of the Equity Fund's shares.

NOTE 8.  RULE 144A SECURITIES

         The registration statement for the Funds prohibits the Short-Term Government Fund and the Equity Fund from purchasing any security restricted as to disposition under federal securities laws. During the year ended November 30, 2003, the Short-Term Government Fund held securities that were purchased under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are considered restricted securities under Section 144 of the Securities Act of 1933 and sales of Rule 144A Securities are generally restricted to qualified institutional buyers. All of the securities were sold during the period.

NOTE 9. PAYMENT BY AFFILIATE

         On August 13, 2003, an employee of Pacific Income Advisers, Inc. ("PIA") purchased shares of a security which was deemed by PIA as being under consideration for purchase by PIA. The PIA Equity Fund subsequently purchased shares of the security on August 15, August 17 and September 9, 2003. PIA required the employee to surrender all gains realized on the security, $12,463, to the Fund.


                                 PIA MUTUAL FUND
                     SHORT-TERM GOVERNMENT SECURITIES FUND
                              FINANCIAL HIGHLIGHTS



                                    Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,
                                      2003           2002           2001           2000           1999
                                    ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year   $ 10.29     $    10.36     $    10.12     $    10.07     $    10.38
                                     -------     ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............      0.20           0.36           0.52           0.66           0.55
Net realized and unrealized
  gain (loss) on
  investments ....................     (0.04)         (0.07)          0.25           0.05          (0.25)
                                     -------     ----------     ----------     ----------     ----------
Total from investment
  operations .....................      0.16           0.29           0.77           0.71           0.30
                                     -------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net
  investment income ..............     (0.28)         (0.35)         (0.52)         (0.66)         (0.55)
Distribution from net
  realized gains .................     (0.02)         (0.01)          --              --           (0.06)
Tax return of capital ............      --             --            (0.01)           --             --
                                     -------     ----------     ----------     ----------     ----------
Total distributions ..............     (0.30)         (0.36)         (0.53)         (0.66)         (0.61)
                                     -------     ----------     ----------     ----------     ----------
Net asset value, end of year .....   $ 10.15     $    10.29     $    10.36     $    10.12     $    10.07
                                     =======     ==========     ==========     ==========     ==========

TOTAL RETURN .....................      1.56%          2.87%          7.74%          7.30%          3.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's) .....................   $69,482        $72,743        $71,141        $47,191     $   47,455
Ratio of expenses to
  average net assets:
Net of waivers and
  reimbursements .................      0.35%          0.35%          0.33%          0.30%          0.30%
Before waivers and
  reimbursements .................      0.59%          0.58%          0.46%          0.48%          0.47%
Ratio of net investment
  income to average net assets:
Net of waivers and
  reimbursements .................      1.99%          3.16%          4.97%          6.49%          5.40%
Before waivers and
  reimbursements .................      1.75%          2.93%          4.84%          6.31%          5.23%
Portfolio turnover rate ..........        74%           185%           121%            89%           110%



                       See notes to financial statements




          PIA MUTUAL FUND TOTAL RETURN BOND FUND
                FINANCIAL HIGHLIGHTS



                               Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                 Nov. 30,        Nov. 30,        Nov. 30,       Nov. 30,        Nov. 30,
                                   2003            2002           2001            2000            1999
                               --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value,
  beginning of year ........   $   19.91      $    20.15      $    19.23      $     18.92      $    20.27
                               ---------      ----------      ----------      -----------      ----------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ......        0.94            0.94            1.13             1.24            1.16
Net realized and unrealized
gain (loss) on investments .       (0.05)          (0.13)           0.93             0.31           (1.31)
                               ---------      ----------      ----------      -----------      ----------
Total from investment
  operations ...............        0.89            0.81            2.06             1.55           (0.15)
                               ---------      ----------      ----------      -----------      ----------

LESS DISTRIBUTIONS:
Dividends from net
  investment income ........       (1.00)          (0.91)          (1.14)           (1.24)          (1.16)
Distribution from net
  realized gains ...........       (0.39)          (0.14)            --              --             (0.04)
                               ---------      ----------      ----------      -----------      ----------
Total distributions ........       (1.39)          (1.05)          (1.14)           (1.24)          (1.20)
                               ---------      ----------      ----------      -----------      ----------
Net asset value, end of year   $   19.41      $    19.91      $    20.15      $     19.23      $    18.92
                               =========      ==========      ==========      ===========      ==========


TOTAL RETURN ...............        4.60%           4.17%          10.94%            8.54%          (0.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's) ........     $39,051         $60,008        $ 59,473          $34,545      $   29,652
Ratio of expenses to
  average net assets:
Net of waivers and
  reimbursements ...........        0.45%           0.45%           0.43%            0.40%           0.40%
Before waivers and
  reimbursements ...........        0.73%           0.70%           0.55%            0.61%           0.63%
Ratio of net investment
  income to average
  net assets:
Net of waivers and
  reimbursements ...........        4.69%           4.76%           5.61%            6.61%           6.06%
Before waivers and
  reimbursements ...........        4.41%           4.51%           5.49%            6.40%           5.83%
Portfolio turnover rate ....         190%            297%            134%              46%            104%




                       See notes to financial statements




                        PIA MUTUAL FUND PIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS


                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                   Nov. 30,     Nov. 30,     Nov. 30,       Nov. 30,     Nov. 30,
                                     2003         2002         2001           2000         1999

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)
Net asset value,
  beginning of year .........   $    16.41     $   19.44     $   20.46     $   17.68     $   17.54
                                ----------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)         (0.24)        (0.23)        (0.03)         0.01          0.05
Net realized and unrealized
  gain (loss) on
  investments ...............         6.56         (2.70)         1.01          2.77          1.83
Payment by affiliate (Note 9)         0.07         --            --            --            --
                                ----------     ---------     ---------     ---------     ---------
Total from investment
  operations ................         6.39         (2.93)         0.98          2.78          1.88
                                ----------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net
  investment income .........      --              --            (0.02)      --              (0.08)
Distribution from net
  realized gains ............      --              (0.10)        (1.98)      --              (1.66)
                                ----------     ---------     ---------     ---------     ---------
Total distributions .........      --              (0.10)        (2.00)      --              (1.74)
                                ----------     ---------     ---------     ---------     ---------
Net asset value,
  end of period .............   $    22.80     $   16.41     $   19.44  $      20.46  $      17.68
                                ==========     =========     =========  ============  ============

TOTAL RETURN* ...............        38.94%(1)    (15.08)%        4.63%        15.72%        12.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's) .........   $    4,347     $   4,340     $   5,605     $   3,318     $   2,072
Ratio of expenses to
  average net assets:
Net of waivers and
  reimbursements ............         2.24%         1.80%         1.80%         1.80%         1.80%
Before waivers and
  reimbursements ............         5.29%         3.41%         2.86%         3.72%         5.36%
Ratio of net investment
  income (loss) to
  average net assets:
Net of waivers and
  reimbursements ............        (1.27)%       (1.11)%       (0.11)%        0.10%         0.30%
Before waivers and
  reimbursements ............        (4.32)%       (2.72)%       (1.17)%       (1.82)%       (3.26)%
Portfolio turnover rate .....          224%          220%          186%          526%          276%


---------

 *  Assumes no sales charge.
(1) For the year ended November 30, 2003, 0.37% of the Fund's total return relates to payment by affiliate (see Note 9).


                        See notes to financial statements

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of PIA Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIA Short-Term Government Securities Fund, PIA Total Return Bond Fund and PIA Equity Fund, series of PIA Mutual Fund (the "Trust") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and each of their financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 9, 2004

                                 PIA MUTUAL FUND
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2003



PIA SHORT-TERM
GOVERNMENT SECURITIES FUND

AVERAGE ANNUAL       TOTAL RETURNS               VALUE ON 11/30/03
1 year                 1.56%                     PIA ST Gov't.     $16,817
5 year                 4.46%                     Lehman Index      $17,403
Inception              5.56%

                $10,000 INVESTMENT MADE 4/22/94 (INCEPTION DATE)



The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The Lehman Government 1-3 Year Index is an unmanaged index consisting of all US Treasury & Agency bonds weighted according to market capitalization with maturities between one and three years.

The PIA SHORT-TERM GOVERNMENT SECURITIES FUND provided a return of 1.56% this year. The Fund continued its overweighting in short-term U.S. Government mortgage securities. The Fund maintained a portfolio duration that averaged three quarters of a year during the period in anticipation of rates rising during an expanding economy. The Federal Reserve reduced their Fed Funds rate to historical lows during the first half of the year and maintained the level for the remainder of the year. During the same period the Lehman 1-3 year Government Index provided a return of 2.39%. The Merrill 1 year Treasury Note Index, which has a shorter maturity than the 1-3 year Government Index, had a return of 1.52%.



PIA TOTAL RETURN
BOND FUND

AVERAGE ANNUAL TOTAL RETURNS                    VALUE ON 11/30/03
1 year     4.60%                                PIA Total Return Bond   $13,342
5 year     5.38%                                Lehman Index            $14,076
Inception  5.65%

                 $10,000 INVESTMENT MADE 9/1/98 (INCEPTION DATE)


The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Past performance is not predictive of future performance.

The Lehman Gov/Credit index is an unmanaged index consisting of US Treasury & Agency bonds and publicly issued US corporate and foreign debentures and secured notes.

The PIA TOTAL RETURN BOND FUND returned 4.60% this year. The Fund's emphasis on investing in intermediate term bonds produced positive returns but were below the index. An underweighting in corporate securities was the major reason for the difference in performance. The Fund maintained a portfolio maturity that fluctuated modestly during the year. Intermediate term interest rates ended the period close to unchanged although the interest rate volatility was high during the year. During the same period, the Lehman Government Credit Bond Index returned 6.39%. The Lehman Aggregate Index, which has a shorter maturity than the Government Credit Index and a broader range of securities in which the Fund invests, had a return of 5.18%.

                                 PIA MUTUAL FUND
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2003


     (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGED,
                                FOR EACH PERIOD)

PIA EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS             VALUE ON 11/30/03
1 year       32.71%                      PIA Equity            $16,301
5 year        8.86%                     S&P 500(R)Index        $16,111
Inception     7.27%

    $10,000 INVESTMENT MADE 12/13/96 (DATE PIA BECAME INVESTMENT ADVISER)(1)


The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The S&P 500(R) Index is a broad unmanaged index generallY considered to be representative of the US equity market.

The PIA EQUITY FUND provided a return of 38.94% (32.71% after sales charge) this year. The Fund's emphasis on relative value stocks produced favorable results. During the past year, stock prices rose due to increased economic activity, an accommodative Fed policy and outlook for corporate profits. During the same period, the S&P 500 returned 5.09% and the S&P 600 Small Cap Index 31.77%.


(1) Previous periods during which time the Fund was advised by another investment adviser are not shown.



PIA MUTUAL FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF     IN OTHER
                                            TERM OF                                    PORTFOLIOS     DIRECTOR-
                                            OFFICE(1)                                 FUND COMPLEX     SHIPS
                            POSITION(S)    AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE     HELD WITH FUND   TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
----------------------------------------------------------------------------------------------------------------------
BEATRICE P. FELIX           Trustee        Served as      Sales Agent, Roland           5              None
1011 4th Street, #218                      Trustee since  Land Realty
Santa Monica, CA 90403                     1996           (1994 - present)
Age:     44

ANN LOUISE MARINACCIO       Trustee        Served as      Sales Associate,              5              None
1 Norwood Road                             Trustee since  Saks Fifth Avenue
Springfield, NJ 07081                      1996           (1986 - present)
Age:     63

ROBERT I. WEISBERG          Trustee        Served as      President and Managing        5              Environmental
41 West Shore Road                         Trustee since  Partner, Alco Financial                      Power, Inc.,
Belvedere, CA 94920                        1996           Services, LLC                                Titan General
Age:     56                                               (1997 - present)                             Holdings, Inc.



INTERESTED TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS     OTHER
                                           TERM OF                                      IN FUND       DIRECTOR-
                                           OFFICE(1)                                    COMPLEX        SHIPS
                            POSITION(S)    AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
----------------------------------------------------------------------------------------------------------------------
JOSEPH LLOYD MCADAMS, JR.(2)Trustee,       Served as      Chairman of the Board            5              None
1299 Ocean Avenue           Chairman       Trustee and    and Chief Investment
Suite 210                                  Chairman       Officer, Pacific Income
Santa Monica, CA 90401                     since 1996     Advisers, Inc. (1986 -
Age:     58                                               present); Chairman of
                                                          the Board, Chief
                                                          Executive Officer and
                                                          President, Syndicated
                                                          Capital, Inc. (1987 -
                                                          present); Chairman of the
                                                          Board and Chief
                                                          Executive Officer,
                                                          Anworth Mortgage Asset
                                                          Corp. (1998 - present)





                                     - 23 -




INTERESTED TRUSTEES AND OFFICERS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                                                        PORTFOLIOS     OTHER
                                           TERM OF                                      IN FUND       DIRECTOR-
                                           OFFICE(1)                                    COMPLEX        SHIPS
                            POSITION(S)    AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
----------------------------------------------------------------------------------------------------------------------
HEATHER U. BAINES          President and   Served as      President and Chief              N/A           N/A
1299 Ocean Avenue          Treasurer       President and  Executive Officer,
Suite 210                                  Treasurer      Pacific Income Advisers,
Santa Monica, CA 90401                     since 1996     Inc. (1986 - present);
Age: 61                                                   Executive Vice President,
                                                          Anworth Mortgage Asset
                                                          Corp. (1998 - present)

FLAVEN BUTLER              Secretary       Served as      Assistant Vice President,         N/A           N/A
1299 Ocean Avenue                          Secretary      Pacific Income Advisers,
Suite 210                                  since 2001     Inc. (1994 - Present)
Santa Monica, CA 90401
Age: 30

--------------
(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, and is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.


     THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-628-9403.

                      This page intentionally left blank.

                                 PIA Mutual Fund
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                 OCM GOLD FUND
                                 -------------

                                  A PIA MUTUAL
                                 FUND PORTFOLIO











                                  ANNUAL REPORT
                                NOVEMBER 30, 2003

Dear fellow Shareholder:

Responding to a decline in the U.S. dollar, gold prices forged over $400 an ounce in 2003 for the first time since 1996, closing the year at $417, up 22%. Despite gold's nearly 60% move off the lows of 2000, we continue to believe gold is in the early stages of a major long-term uptrend. Your fund maintained its strong correlation to rising bullion prices by gaining 48.31% for the calendar year ( +92.03% for the fiscal year ended November 30, 2003 covered in this report). The Philadelphia Gold and Silver Index of gold shares gained 43.95% over the corresponding period (+75.91% year ended November 30, 2003.).

The aggressive fiscal and monetary policies employed by Washington to fight the deflationary forces associated with the post bubble environment have accelerated the debasement of the US dollar. The Federal budget deficit has exploded to over $500 billion annually while real interest rates are negative. Dollar holders who understand that the purchasing power of the dollar is being eroded have begun to look for alternatives. In 2003, the trade weighted dollar index was down 8.8%, as money flows moved into the euro, gold and other tangible assets.

When Federal Reserve Governor Ben Bernanke in November of 2002 boldly pronounced the Federal Reserve has unlimited printing press money at its disposal to fight deflationary forces, it reinforced the lack of intrinsic value of paper currencies to the market. Further, it illustrated the vicious cycle monetary authorities now find themselves in because of Government's desire to smooth out business cycles and avoid the depressions that plagued the pre WWII era. In order to avoid what Alan Greenspan describes as a "cascading sequence of defaults", the Fed must inject ever increasing doses of liquidity into the economy to reflate demand. This is necessary because cyclical downturns in the economy are not allowed to run their course to fully unwind the financial excesses of the previous economic expansion. Consequently, with each economic expansion balance sheet leverage has scaled greater and greater heights, thereby increasing the deflationary risks on the down side of the business cycle. The Bank Credit Analyst calls this the Supercycle of Debt. In our opinion, it represents an ever-increasing risk profile for the U.S. economy that must be addressed with currency debasement.

The escalating debt levels associated with the Federal Reserve's latest attempt to stimulate demand in the economy are staggering by all historical measurements. Total U.S. household debt has ballooned to almost 90% of GDP, up from 50% in 1984. Meanwhile total U.S. debt as a percentage of GDP now tops an unprecedented 300%. Equally troublesome is the U.S. current account deficit that is running at a record 5% of GDP. Some quarters of the market are taking notice to the destruction of the American balance sheet. In a December 17th memo to clients, Bridgewater Associates commenting on the perilous state of the U.S. dollar stated; "Owing to the uncontrolled borrowing by the U.S., both the dollar and dollar denominated bonds are in serious jeopardy."

The decline in the dollar over the past year could have been worse. While private investors have been cutting back their purchases of U.S. bonds, central banks, particularly Asian central banks, have dramatically increased their purchases in order to hold their currencies down for competitive trade purposes. As a result, foreign investors now own 46% of U.S. Treasury debt and 33% of U.S. agency debt. Approximately 75% of central banks assets are

                               [NEED PLOT POINTS]





now held in U.S. dollar assets. At what point central banks decide they have too much dollar exposure is unknown. What is known is there becomes a point where purchasing dollars in exchange for local currencies becomes disruptive to local economies because of the inflationary implications. In the case of China, accelerating inflation is already appearing.

After an inauspicious beginning, the euro has emerged as a viable contender to supplant the dollar as the world's reserve currency. Over the past twelve months it has risen 20% versus the dollar. Recent rumblings out of OPEC and Russia that serious consideration is being given to accepting oil settlement in euros rather than dollars, would be a significant blow to the utilitarian value of the dollar. The United States would be forced to re-balance its trade in order to earn the goods and services it purchases rather than issue credit for them. The implications for the American standard of living would be profound. The euro, however, is not without its shortcomings. Most notably, it is a non-sovereign backed fiat currency of a group of socialist government countries. Secondly, two of its largest member countries, Germany and France, have blown apart the stability pact that limits deficit levels to 3% of GDP. With the frailty of the U.S. dollar, the euro looks attractive in comparison, but at the end of the day, it will, in our opinion, be viewed as just another suspect paper currency.

In addition to the pendulum of confidence shifting away from the dollar and the need for monetary insurance, there are a number of other bullish factors that aid the case for gold as an investment at this time, such as:

 o The barometer of fair valuation for financial assets versus gold - the Dow/Gold ratio - remains historically high at approximately 26 ounces to buy one unit of the Dow Jones. From 1968 through 2003 the average of the ratio has been 8 ounces. Over the past 100 years the average is 5 ounces.
 o Central Banks are reportedly set to renew the Washington Agreement that limits gold sales with a cap of 450 tons annually. Although this is a 50 ton per year increase, it sends the message to the gold market that there will not undisciplined selling by the signatories.
 o Major gold producers are committed to reducing the size of their hedge books going forward. Over the past couple of years, dehedging has not only improved sentiment toward the sector, it has offset gold sales by central banks.
 o A long lead-lag time of 5-7 years to bring new mines from discovery to production means higher gold prices will equate to small levels of incremental supply in the near term.
 o China has moved to deregulate ownership of gold for its 1.3 billion citizens. A recent poll shows over 20% of the Chinese population interested in converting a portion of their savings into gold. China is expected to be an important source of gold demand going forward by its citizens and central bank.
 o The post 9/11 era is one of chronic geopolitical tensions for the United States and therefore periods uncertainty for the financial markets.
 o The introduction of gold exchange traded funds (ETF's) in London and Australia in 2003 opens the gold market to institutions and individuals that previously thought the market to cumbersome to deal in as a tool to hedge against currency risk. A 2004 launch of a U.S. version gold ETF is awaiting SEC approval.
 o Government obligations in all major economies are set to rise sharply as baby boomers head toward retirement. The options to pay off these large liabilities are limited and will most likely be paid with printing press money. The resultant inflation will reduce the real value of the debt.

GOLD MINING SHARES
Despite higher gold prices, the performance of gold mining shares was not uniformly higher in 2003. Operating issues, strong local currencies and environmental permitting hurdles negatively affected the share prices of a number of gold mining companies over the past year. The industry remains hamstrung by the daunting task of replacing 100 million ounces of mined reserves annually. On the positive side, higher gold prices did provide improved cash flow and earnings for a number of the major gold producers, such as Newmont Mining and Placer Dome. On the exploration front, new discoveries by Nevsun Resources, Bema Gold and Wolfden Resources created market excitement. Additionally, companies exhibiting a growth profile, such as Golden Star and El Dorado Gold saw appreciable share price gains.

After years of balance sheet starvation due to low gold prices, a number of companies took advantage of increased investor interest by tapping the capital markets. Overall, the gold industry market capitalization remains relatively small after three years of gains, standing at about $90 billion for the entire industry. By comparison, General Electric and Microsoft presently each have market capitalizations over $320 billion.

INVESTMENT STRATEGY
The investment philosophy of your fund is to participate in all sectors of the gold mining industry. Our tiered approach is designed to have progressively smaller percentage allocations in major producers, intermediate producers, and junior producers and exploration/development companies. Over the course of the year we increased the fund's exposure to exploration/development companies to approximately 15% of the portfolio, partly through appreciation of acquired positions. It is our belief that higher gold prices increase the opportunities of finding economic deposits and therefore increase the chance of creating significant shareholder value. Our approach is active in this sector of the industry as gains must be harvested in a disciplined manner due to the nature of the discovery and development cycles.

Over the coming year, we believe the main themes in the gold industry will be a weakening South African rand, which will favorably impact the cost structures and margins of the South African gold producers. We also believe the market will aggressively search out for those companies exhibiting growth, which will most likely come from the junior sector. Additionally, exploration and development companies will continue gain market focus as the industry seeks to replace mined reserves.

CONCLUSION
Despite the significant percentage increases in the price of gold and gold shares over the past couple of years, sentiment toward gold by Wall Street and the investing public in general remains negative with few willing to recognize the inherent fundamental risks associated with the dollar and the global financial system. This is bullish for further advances in gold as renowned investor Sir John Templeton once said; "Bull markets are born in pessimism, grow in skepticism, mature in optimism and die in euphoria". As a shareholder of this fund, you have moved to position yourself in an asset class that has historically acted as a refuge and protector of value in periods of monetary debasement and financial uncertainty.

We sincerely appreciate your continued confidence in the Fund's objectives.

Sincerely,

/S/ Gregory M. Orrell
----------------------------------
Gregory M. Orrell
PORTFOLIO MANAGER JANUARY 20, 2004

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2003

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 92.2%
MAJOR GOLD PRODUCERS 34.0%
  155,000   AngloGold Ltd. ADR ...........................         $ 7,435,350
   50,000   Ashanti Goldfields Co. Ltd. GDR* .............             680,500
  260,000   Gold Fields Ltd. ADR .........................           3,559,400
  175,000   Harmony Gold Mining Co. Ltd. ADR .............           2,770,250
  209,469   Kinross Gold Corp.* ..........................           1,860,085
  179,994   Newmont Mining Corp. .........................           8,664,911
  200,000   Placer Dome, Inc. ............................           3,630,000
                                                                   -----------
                                                                    28,600,496
                                                                   -----------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 21.2%
   80,000   Agnico-Eagle Mines Ltd. ......................             948,000
  350,000   Bema Gold Corp.* .............................           1,453,958
   50,000   Durban Roodeport Deep Ltd. ADR* ..............             137,500
  125,000   Glamis Gold Ltd.* ............................           2,175,000
  280,000   Goldcorp, Inc. ...............................           5,012,000
  425,000   IAMGOLD Corp. ................................           3,548,750
   15,000   Lihir Gold Ltd. ADR ..........................             344,250
   50,000   Meridian Gold, Inc.* .........................             737,000
   50,000   Randgold Resources Ltd. ADR* .................           1,365,000
  750,000   Wheaton River Minerals Ltd.* .................           2,145,000
                                                                   -----------
                                                                    17,866,458
                                                                   -----------
JUNIOR GOLD PRODUCERS 14.8%
   425,000  Apollo Gold Corp.*                                       1,036,426
   175,000  Aurizon Mines Ltd.* ..........................             304,254
   115,802  Canyon Resources Corp.* ......................             451,628
    55,556  Canyon Resources Corp.*+ (OMEGA) .............             195,002
 1,000,000  Claude Resources, Inc.* ......................           1,615,509
   200,000  Crystallex International Corp.* ..............             600,000
   430,000  Eldorado Gold Corp.* .........................           1,554,735
    90,000  Golden Cycle Gold Corp.* .....................           1,170,000
   284,000  Golden Star Resources Ltd.* ..................           2,093,023
   600,000  Kenor ASA* ...................................             538,148
   100,000  Kirkland Lake Gold Inc.* .....................             338,488
    45,800  Metallic Ventures Gold Inc.* .................             320,625
   186,800  Miramar Mining Corp.* ........................             465,599
   330,000  Northgate Exploration Ltd.* ..................             670,205
   200,000  Queenstake Resources Ltd.* ...................             140,011
    55,000  Richmont Mines, Inc.* ........................             271,700
   207,000  River Gold Mines Ltd.* .......................             679,968
                                                                   -----------
                                                                    12,445,321
                                                                   -----------

--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 14.8%
  200,000   Addwest Minerals International
             Ltd.* (OMEGA) ..........................               $       --
  150,000   Alquiline Resources, Inc.* ..............                  108,470
  137,875   Altius Minerals Corp.* ..................                  243,951
  319,500   Ascot Resources Ltd.* ...................                   81,110
  500,000   Birim Goldfields, Inc.* .................                  515,424
  200,000   Bolivar Gold Corp.* .....................                  369,259
  100,000   Cardero Resource Corp.* .................                  226,940
  100,000   Champion Resources Inc.* ................                   56,927
  100,000   Chesapeake Gold Corp.* ..................                  274,636
  250,000   Committee Bay Resources Ltd.* ...........                  421,186
  370,000   Continuum Resources Ltd.* ...............                  335,872
  500,000   Coronation Minerals Inc.* ...............                  261,559
  300,000   Crowflight Minerals Inc.* ...............                  198,477
  175,000   Desert Sun Mining Corp.* ................                  269,251
   40,000   DRC Resources Corp.*+ (OMEGA) ...........                  228,479
  145,000   Frontier Pacific Mining Corp.* ..........                  100,392
   35,000   Gammon Lake Resources Inc.* .............                  182,000
   50,000   Gateway Gold Corp.* .....................                  194,246
  150,000   Gold-Ore Resources Ltd.* ................                   69,236
  200,000   Intrepid Minerals Corp.* ................                  123,086
  200,000   Manhattan Minerals Corp.* ...............                   92,315
  250,000   Maximus Ventures Ltd.* ..................                   73,083
  500,000   McWatters Mining, Inc.* .................                   15,386
   54,500   Metallica Resources, Inc.* ..............                  100,623
  150,000   Mundoro Mining Inc.* ....................                  357,720
  500,000   Navigator Exploration Corp.* ............                  138,472
  177,600   Nevsun Resources Ltd.* ..................                1,004,200
  185,500   New Guinea Gold Corp.* ..................                   85,622
   47,100   North Atlantic Nickel Corp.* ............                   97,831
  167,000   Northern Lion Gold Corp.* ...............                  154,166
  133,333   Northern Lion Gold Corp.*+(OMEGA) .......                  110,777
  500,000   Odyssey Resources Ltd.* .................                  130,779
  150,000   Orezone Resources Inc.* .................                  141,934
  280,000   Platinum Group Metals Ltd.* .............                  286,484
  175,000   QGX Ltd* ................................                  942,380
  187,500   Queenston Mining, Inc.* .................                  129,817
  250,000   Radius Explorations Ltd.* ...............                  317,332
  100,000   Radius Explorations Ltd.*+ (OMEGA) ......                  114,240
  272,000   Red Back Mining NL* .....................                  118,090
  300,000   Riddarhyttan Resources AB* ..............                  250,129
  200,000   Sabina Resources Ltd.*+ (OMEGA) .........                  193,861



                       See notes to financial statements

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2003 (CONTINUED)

--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

   75,000   St. Jude Resources Ltd.* .....................         $   196,169
  431,500   Strongbow Resources Inc.* ....................             165,974
3,000,000   Sub-Sahara Resources NL* .....................             197,540
    7,700   Sunridge Gold Corp.* .........................              26,123
  200,000   Sunridge Gold Corp.*+ (OMEGA) ................             610,662
  178,000   Temex Resources Corp.* .......................              75,314
  150,000   Tom Exploration Inc.* ........................              45,580
  130,000   Western Silver Corp.* ........................             618,048
  250,000   Wolfden Resources, Inc.* .....................           1,440,495
                                                                   -----------
                                                                    12,491,647
                                                                   -----------
OTHER 4.9%
  200,000   Central Fund of Canada Ltd., .................           1,032,000

  178,000   Endeavour Mining Capital
            Corp.*+ (OMEGA) ..............................             517,609
   50,000   Gold Bullion Securities Ltd.* ................           1,984,443
   30,000   Royal Gold, Inc. .............................             639,300
                                                                   -----------
                                                                     4,173,352
                                                                   -----------
PRIMARY SILVER PRODUCERS 2.5%
  197,100   Hecla Mining Co.* ............................           1,462,482
   48,075   PAN American Silver Corp.* ...................             639,447
                                                                   -----------
                                                                     2,101,929
                                                                   -----------
TOTAL COMMON STOCKS
 (cost $35,231,786) ......................................          77,679,203
                                                                   -----------

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
WARRANTS 2.0%
   68,937   Altius Minerals Corp. (OMEGA) ................           $  15,910
  156,250   Apollo Gold Corp.* (OMEGA) ...................             131,039
   50,000   Apollo Gold Corp.* ...........................                  --
   50,000   Bema Gold Corp.* .............................             147,704
   50,000   Bolivar Gold Corp. (OMEGA) ...................              25,002
   81,301   Canyon Resources Corp. (OMEGA) ...............             181,301
   55,556   Canyon Resources Corp. (OMEGA) ...............             106,668
  125,000   Claude Resources, Inc.* (OMEGA) ..............              24,040
   87,500   Desert Sun Mining Corp.* (OMEGA) .............              43,753
   65,000   Eldorado Gold Corp.* (OMEGA) .................             135,010
   89,000   Endeavour Mining Capital Corp.* ..............                  --
  100,000   Manhattan Minerals Corp.* ....................                  --
  250,000   Maximus Ventures Ltd.* .......................                  --
   66,666   Northern Lion Gold Corp. (OMEGA) .............              10,257
  110,000   Northgate Exploration Ltd.* ..................              67,698
   24,038   PAN American Silver Corp.* ...................             148,677
   93,750   Queenston Mining, Inc.* ......................                  --
   50,000   Radius Explorations Ltd. .....................                  --
  100,000   Sabina Resources Ltd. (OMEGA) ................              50,004
  100,000   Sunridge Gold Corp. (OMEGA) ..................             185,399
   37,500   Wheaton River Minerals Ltd.* .................              62,601
  112,500   Wheaton River Minerals Ltd.* .................             192,130
  500,000   X-Cal Resources Ltd.* (OMEGA) ................             153,858
                                                                   -----------

TOTAL WARRANTS
            (cost $110,472) ..............................           1,681,051
                                                                   -----------

PREFERRED STOCKS 0.5%
   10,000   Freeport-McMoRan
            Copper & Gold, Inc.* .........................             421,600
                                                                   -----------

TOTAL PREFERRED STOCKS
              (cost $169,900) ............................             421,600
                                                                   -----------


                       See notes to financial statements

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2003 (CONTINUED)



PRINCIPAL
--------------------------------------------------------------------------------
 AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

CONVERTIBLE BOND 0.5%
 $150,000   Canyon Resources Corp.,
            6.00%, due 2/12/05 ...........................          $  423,913
                                                                   -----------
TOTAL CONVERTIBLE BOND
            (cost $150,000) ..............................             423,913
                                                                   -----------
SHORT-TERM INVESTMENTS 4.7%
1,657,595   First American Treasury
            Obligations Fund .............................           1,657,595

2,316,000    U.S. Bank, N.A. repurchase
             agreement, 0.80%, dated 11/28/03, due
             12/1/03, repurchase price $2,316,155
             (collateralized by FGCI Pools 5.50%,
             due 4/1/17 through 5/1/17) ..................           2,316,000
                                                                   -----------

--------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(cost $3,973,595)                                                  $ 3,973,595
                                                                   -----------
TOTAL INVESTMENTS
(cost $39,635,753)                                   99.9%          84,179,362
OTHER ASSETS LESS LIABILITIES                         0.1%              50,169
                                                                   -----------
NET ASSETS                                          100.0%         $84,229,531
                                                                   ===========

      * Non-income producing security.
(OMEGA) Valued at a fair value in accordance with procedures established by the
        Fund's Board of Trustees.
      + The following securities were purchased under Rule 144A of the Securities Act of 1933:


                              RESTRICTED SECURITIES

                                                                                                  VALUE AS %
DESCRIPTION                        ACQUISITION DATE              COST              VALUE        OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Canyon Resources Corp.             September 29, 2003          $100,001           $195,002         0.2%
DRC Resources Corp.                November 5, 2003            209,832            228,479          0.3
Endeavour Mining Capital Corp.     November 10, 2003           469,849            517,609          0.6
Northern Lion Gold Corp.           September 25, 2003          74,790             110,777          0.1
Radius Explorations Ltd.           November 5, 2003            114,400            114,240          0.1
Sabina Resources Ltd.              October 30, 2003            76,334             193,861          0.2
Sunridge Gold Corp.                September 10, 2003          148,260            610,662          0.7


                       SUMMARY OF INVESTMENTS BY COUNTRY
-------------------------------------------------------------------------------
                                                                PERCENT OF
COUNTRY                                MARKET VALUE       INVESTMENT SECURITIES
-------------------------------------------------------------------------------
Australia                               2,300,073                  2.7%
Canada                                 42,909,017                 51.0
Cayman Islands                            517,609                  0.6
Ghana                                     680,500                  0.8
Norway                                    538,148                  0.7
Papua New Guinea                          344,250                  0.4
South Africa                           15,267,500                 18.1
Sweden                                    250,129                  0.3
United States1                         21,372,136                 25.4
-------------------------------------------------------------------------------
TOTAL                                $ 84,179,362                100.0%
-------------------------------------------------------------------------------
1 Includes short-term securities


                       See notes to financial statements

                          PIA MUTUAL FUND OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2003

ASSETS:
  Investments in securities, at value (cost $39,635,753) ..........................      $ 84,179,362
  Cash ............................................................................           176,454
  Receivable for securities sold ..................................................            67,040
  Receivable for fund shares sold .................................................           288,508
  Interest receivable .............................................................             2,079
  Prepaid expenses and other assets ...............................................            18,216
                                                                                         ------------
   Total assets ...................................................................        84,731,659
                                                                                         ------------
LIABILITIES:
  Payable for securities purchased ................................................           115,319
  Payable for fund shares redeemed ................................................            70,993
  Due to investment adviser (Note 3) ..............................................            60,063
  Accrued distribution fees .......................................................           215,108
  Accrued expenses and other liabilities ..........................................            40,645
                                                                                         ------------
   Total liabilities ..............................................................           502,128
                                                                                         ------------
   Net Assets .....................................................................      $ 84,229,531
                                                                                         ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value; unlimited shares authorized ........      $ 38,683,356
  Undistributed net investment loss ...............................................          (207,762)
  Undistributed net realized gain on investments and foreign currency transactions.         1,210,328
  Net unrealized appreciation on investments and foreign currency translations ....        44,543,609
                                                                                         ------------
   Net Assets .....................................................................      $ 84,229,531
                                                                                         ============
CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share ..................................      $      14.46
  Maximum sales charge (4.50% of offering price) ..................................              0.68
                                                                                         ------------
  Offering price to public ........................................................      $      15.14
                                                                                         ============
  Shares outstanding ..............................................................         5,825,951
                                                                                          ===========


                       See notes to financial statements

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2003
INVESTMENT INCOME:
  Interest ....................................................................     $     59,905
  Dividends (net of foreign withholding taxes of $11,913) .....................          458,290
                                                                                    ------------
    Total investment income ...................................................          518,195
                                                                                    ------------
EXPENSES:
  Investment advisory fees (Note 3) ...........................................          528,355
  Distribution fees (Note 4) ..................................................          527,204
  Fund administration and accounting fees .....................................           81,440
  Transfer agent fees and expenses ............................................           56,487
  Professional fees ...........................................................           34,283
  State registration fees .....................................................           20,504
  Reports to shareholders .....................................................            8,526
  Custody fees ................................................................            5,460
  Trustees' fees ..............................................................            2,783
  Other expenses ..............................................................            8,853
                                                                                    ------------
    Total expenses ............................................................        1,273,895
                                                                                    ------------
    Net investment loss .......................................................         (755,700)
                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and foreign currency transactions ..........        3,450,641
  Net change in unrealized appreciation/depreciation on investments and
  foreign currency translations ...............................................       34,827,839
                                                                                    ------------
  Net gain on investments .....................................................       38,278,480
                                                                                    ------------
  Net increase in net assets resulting from operations ........................     $ 37,522,780
                                                                                    ============

                       See notes to financial statements

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Year ended       Year ended
                                                                                Nov. 30,         Nov. 30,
                                                                                  2003            2002
OPERATIONS:
  Net investment loss .....................................................   $   (755,700)   $   (442,329)
  Net realized gain on investments and foreign currency transactions ......      3,450,641         850,618
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translations .....................................     34,827,839      10,174,405
                                                                              ------------    ------------
  Net increase in net assets resulting from operations ....................     37,522,780      10,582,694
                                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ...........................................     19,718,096      14,654,286
  Redemption fees .........................................................          2,239            --
  Payment for shares redeemed .............................................     (8,122,997)     (8,051,464)
                                                                              ------------    ------------
  Net increase in net assets from fund share transactions .................     11,597,338       6,602,822
                                                                              ------------    ------------
  Total increase in net assets ............................................     49,120,118      17,185,516

NET ASSETS, BEGINNING OF YEAR .............................................     35,109,413      17,923,897
CNET ASSETS, END OF YEAR ...................................................  $ 84,229,531    $ 35,109,413
                                                                              ============    ============
TRANSACTIONS IN SHARES:
  Shares sold .............................................................      1,992,966       1,978,165
  Shares redeemed .........................................................       (826,831)     (1,125,077)
                                                                              ------------    ------------
 Net increase in shares outstanding ......................................       1,166,135         853,088
                                                                              ============    ============

                       See notes to financial statements

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003

NOTE 1. ORGANIZATION
   PIA Mutual Fund (formerly Monterey Mutual Fund) (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for the OCM Gold Fund (the "Fund") is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ traded securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market.

     REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Fund's custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement. All securities are held by the Fund's custodian.

     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.

     EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the Funds in proportion to their respective net assets.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

                                 PIA MUTUAL FUND
                                 OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)


     DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets are adjusted. Accordingly, at November 30, 2003, reclassifications were recorded to decrease undistributed net investment loss by $887,900 and decrease undistributed net realized gains on investments and foreign currency transactions by $887,900.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing by Fund shareholders. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date on all shares purchased on or after May 1, 2003. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2003, the Fund received $2,239 in redemption fees.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:


          ASSETS                                                 FEE RATE

          $0 to $50 million ...................................    1.000%
          $50 million to $75 million ..........................    0.875%
          $75 million to $100 million .........................    0.750%
          $100 million to $150 million ........................    0.625%
          $150 million to $250 million ........................    0.500%
          Over $250 million ...................................    0.375%

     For the year ended November 30, 2003, OCM voluntarily agreed to limit the total expenses of the Fund to an annual rate of 2.99% of average net assets.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN
     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets.

     Syndicated Capital, Inc. serves as the Distributor of the Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the year ended November 30, 2003, the Distributor earned $2,296 from commissions on sales of the Fund's capital stock.

NOTE 5. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2003 were $17,959,324 and $7,946,485, respectively. There were no purchases or sales of U.S. government obligations.

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)


NOTE 6. FEDERAL INCOME TAX INFORMATION
     At November 30, 2003, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:


                Cost of investments ........................  $ 39,947,591
                Unrealized appreciation ....................  $ 44,450,860
                Unrealized depreciation ....................      (219,089)
                Net unrealized appreciation on investments .  $ 44,231,771


     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     As of November 30, 2003, the components of accumulated earnings on a tax basis were as follows:

              Undistributed ordinary income ............. $    84,352
              Undistributed long-term gains .............   1,230,052
              Tax accumulated earnings ..................   1,314,404
              Accumulated capital and other losses ......          --
              Unrealized appreciation on investments ....   44,231,771
              Total accumulated earnings ................  $45,546,175

   The Fund utilized $1,191,499 of its capital loss carryforwards during the year ended November 30, 2003.

NOTE 7. OFFERING PRICE PER SHARE
     A maximum front-end sales charge of 4.50% is imposed on purchases of the Fund's shares. For the year ended November 30, 2003, the Trust was advised that the Distributor received $64,552 of sales charges from sales of the Fund's shares.

NOTE 8. OTHER TAX INFORMATION (UNAUDITED)
     For the year ended November 30, 2003, 72% of dividends paid from net investment income, qualifies for the dividends received deduction available to corporate shareholders of the OCM Fund. The OCM Gold Fund intends to designate the maximum amount allowable as qualified dividend income.

                                 PIA MUTUAL FUND
                                 OCM GOLD FUND

FINANCIAL HIGHLIGHTS

                                                           Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                             Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,
                                                               2003          2002           2001         2000          1999
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)
Net asset value, beginning of year ..................       $     7.53    $     4.71    $     3.52    $     4.75    $     4.98
                                                            ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................            (0.12)        (0.09)        (0.04)        (0.05)        (0.04)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions ...............................             7.05          2.91          1.23         (1.18)        (0.19)
                                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ....................             6.93          2.82          1.19         (1.23)        (0.23)
                                                            ----------    ----------    ----------    ----------    ----------

Net asset value, end of period ......................       $    14.46    $     7.53    $     4.71    $     3.52    $     4.75
                                                            ==========    ==========    ==========    ==========    ==========

Total Return* .......................................            92.03%        59.87%        33.81%       (25.89)%       (4.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..................       $   84,230    $   35,109    $   17,924    $    9,240    $   11,799
Ratio of expenses to average net assets:
  Net of waivers and reimbursements .................             2.39%         2.66%         2.60%         2.44%         2.44%
  Before waivers and reimbursements .................             2.39%         2.66%         2.60%         2.99%         3.02%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements .................            (1.42)%       (1.46)%       (1.14)%       (1.19)%       (1.03)%
  Before waivers and reimbursements .................            (1.42)%       (1.46)%       (1.14)%       (1.74)%       (1.61)%
Portfolio turnover rate .............................               17%           32%            5%            3%            9%

-------------
* Assumes no sales charge


See notes to financial statements

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of PIA
Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OCM Gold Fund, a series of PIA Mutual Fund (the "Trust") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 9, 2004

                                 PIA MUTUAL FUND
                                  OCM GOLD FUND
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2003


  (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES FOR EACH
                                 PERIOD SHOWN.)

OCM GOLD FUND
AVERAGE ANNUAL TOTAL RETURNS    VALUE ON 11/30/02
----------------------------    -----------------------
1 year       83.50%             OCM Gold Fund      $16,697
5 year       22.65%             S&P 500(R)Index    $16,111
Inception     7.64%             Philadelphia Gold
                                  & Silver Index   $10,310

$10,000 INVESTMENT MADE 12/13/96 (DATE ORRELL BECAME INVESTMENT ADVISER)1


OCM Gold Fund
Plot Points


                                                           Philadelphia
                        OCM Gold          S&P 500          Gold & Silver

          12/13/96            9,550             10,000             10,000
          11/30/97            5,878             13,340              6,037
          11/30/98            5,751             16,496              6,096
          11/30/99            5,485             19,943              5,864
          11/30/00            4,065             19,102              4,218
          11/30/01            5,439             16,767              4,783
          11/30/02            8,695             13,998              5,863
          11/30/03           16,697             16,111             10,310


The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Past performance is not indicative of future results.

The Philadelphia gold and silver share index (XAU) is an unmanaged index of 12 gold and silver shares listed on U.S. exchanges and is generally considered as representative of the gold and silver share market.

The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market. 1Previous periods during which time the Fund was advised by another investment adviser are not shown.

PIA MUTUAL FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN      OTHER
                                              OFFICE(1)                                  FUND COMPLEX    DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF  PRINCIPAL OCCUPATION(S)         OVERSEEN        HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUND     TIME SERVED     DURING PAST 5 YEARS           BY TRUSTEE      TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
BEATRICE P. FELIX           Trustee          Served as     Sales Agent, Roland Land Realty   5              None
1011 4th Street, #218                      Trustee since          (1994 - present)
Santa Monica, CA 90403                         1996
Age:     44

ANN LOUISE MARINACCIO       Trustee       Served as Avenue  Sales Associate, Saks Fifth      5              None
1 Norwood Road                              Trustee since         (1986 - present)
Springfield, NJ 07081                           1996
Age:     63

ROBERT I. WEISBERG          Trustee          Served as      President and Managing Partner,  5              Environmental
41 West Shore Road                         Trustee since    Alco Financial Services, LLC                    Power, Inc.,
Belvedere, CA 94920                             1996              (1997 - present)                          Titan General
Age:     56                                                                                                 Holdings, Inc.


INTERESTED TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                 TERM OF                                      PORTFOLIOS IN        OTHER
                                                 OFFICE(1)                                    FUND COMPLEX     DIRECTORSHIPS
                                POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATION(S)          OVERSEEN          HELD BY
NAME, ADDRESS AND AGE         HELD WITH FUND    TIME SERVED    DURING PAST 5 YEARS             BY TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
JOSEPH LLOYD MCADAMS, JR.(2)    Trustee,        Served as      Chairman of the Board and Chief      5              None
1299 Ocean Avenue               Chairman        Trustee and    Investment Officer, Pacific Income
Suite 210                                       Chairman       Advisers, Inc. (1986 - present);
Santa Monica, CA 90401                          since 1996     Chairman of the Board, Chief
Age:     58                                                    Executive Officer and
                                                               President, Syndicated Capital, Inc.
                                                               (1987 - present); Chairman of the
                                                               Board and Chief Executive Officer,
                                                               Anworth Mortgage Asset Corp.
                                                               (1998 - present)

INTERESTED TRUSTEES AND OFFICERS
(CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                              TERM OF                                     PORTFOLIOS IN       OTHER
                                              OFFICE(1)                                   FUND COMPLEX    DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF    PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUND     TIME SERVED     DURING PAST 5 YEARS             BY TRUSTEE       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
HEATHER U. BAINES          President and     Served as      President and Chief Executive       N/A            N/A
1299 Ocean Avenue           Treasurer       President and   Officer, Pacific Income Advisers, Inc.
Suite 210                                  Treasurer since  (1986 - present); Executive Vice
Santa Monica, CA 90401                         1996         President, Anworth Mortgage Asset
Age: 61                                                     Corp. (1998 - present)

FLAVEN BUTLER              Secretary         Served as       Assistant Vice President, Pacific   N/A            N/A
1299 Ocean Avenue                          Secretary since   Income Advisers, Inc. (1994 - Present)
Suite 210                                       2001
Santa Monica, CA 90401
Age: 30

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, and is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.







THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-628-9403.

                                 PIA Mutual Fund

                                 Distributed by:

                            Syndicated Capital, Inc.
                       1299 Ocean Avenue, Suite 210 Santa
                                Monica, CA 90401

                                 PIA MUTUAL FUND
                                  PIA BBB FUND
                   Schedule of Investments - November 30, 2003


Principal
  Amount                                                           Value
---------                                                        ----------

               U.S. GOVERNMENT INSTRUMENTALITIES
                                                       90.6%
               U.S. Treasury Bills                      4.0%
      $ 8,000  U.S. Treasury Bill
                   due 1/2/04                                    $    7,994
                                                                 ----------

               U.S. Treasury Bonds                     56.9%
       70,000  U.S. Treasury Bond
                  5.00%, due 2/15/11                                 74,703
       37,000  U.S. Treasury Bond
                  5.375%, due 2/15/31                                38,347
                                                                 ----------
                                                                    113,050
                                                                 ----------

               U.S. Treasury Notes                     29.7%
       59,000  U.S. Treasury Note
                  2.375%, due 8/15/06                                58,975
                                                                 ----------

               Total U.S. Government
                Instrumentalities (cost $181,227)                   180,019
                                                                 ----------


               Total Investments (cost $181,227)       90.6%        180,019
                                                                 ----------
               Other Assets less Liabilities            9.4%         18,653
                                                                 ----------
               NET ASSETS                             100.0%     $  198,672
                                                                 ==========

                                 PIA MUTUAL FUND
                                PIA BBB BOND FUND
             Statement of Assets and Liabilities - November 30, 2003


Assets:
     Investments in securities, at value (cost $181,227)              $ 180,019
     Due from investment adviser (Note 3)                                35,925
     Interest receivable                                                  1,975
     Prepaid expenses and other assets                                   15,379
                                                                      ----------
         Total assets                                                   233,298
                                                                      ----------

Liabilities:
     Payable to custodian                                                 5,171
     Accrued expenses and other liabilities                              29,455
                                                                      ----------
         Total liabilities                                               34,626
                                                                      ----------
         Net Assets                                                   $ 198,672
                                                                      ==========

Net Assets Consist of:
     Shares of beneficial interest, no par value;
      unlimited shares authorized                                     $ 200,000
     Undistributed net investment income                                  1,136
     Undistributed net realized loss on investments                      (1,256)
     Net unrealized depreciation on investments                          (1,208)
                                                                      ----------
         Net Assets                                                   $ 198,672
                                                                      ==========


     Net asset value, redemption price and offering price per share      $ 9.93
                                                                      ==========
     Shares outstanding                                                  20,000
                                                                      ==========

                                 PIA MUTUAL FUND
                                PIA BBB BOND FUND
                        Statement of Operations - For the
                Period September 26, 2003* to November 30, 2003



Investment Income:
     Interest                                                        $  1,136
                                                                     --------
         Total investment income                                        1,136
                                                                     --------

Expenses:
     Professional fees                                                 52,758
     Fund administration and accounting fees                           10,747
     State registration fees                                            9,407
     Reports to shareholders                                            2,465
     Transfer agent fees and expenses                                   2,397
     Custody fees                                                       1,135
     Trustees' fees                                                       941
     Other expenses                                                       897
                                                                     --------
         Total expenses                                                80,747
     Less: Expense reimbursement from adviser                         (80,747)
                                                                     --------
         Net expenses                                                    --
                                                                     --------
         Net investment income                                          1,136
                                                                     --------



Realized and Unrealized Loss on Investments:
     Net realized loss on investments                                  (1,256)
     Net change in unrealized appreciation/depreciation
      on investments                                                   (1,208)
                                                                     --------
         Net loss on investments                                       (2,464)
                                                                     --------
                                                                     --------
     Net decrease in net assets resulting from operations            $ (1,328)
                                                                     ========




* Commencement of operations.

                                 PIA MUTUAL FUND
                                  BBB BOND FUND
                       Statement of Changes in Net Assets



                                                            Sept. 26, 2003* to
                                                                Nov. 30,
                                                                  2003
                                                            ------------------

Operations:
     Net investment income                                            $ 1,136
     Net realized loss on investments                                  (1,256)
     Net change in unrealized
      appreciation/depreciation on investments                         (1,208)
                                                            -----------------
     Net decrease in net assets resulting from operations              (1,328)
                                                            -----------------

Fund Share Transactions:
     Net proceeds from shares sold                                    200,000
                                                            -----------------
     Net increase in net assets from fund
      share transactions                                              200,000
                                                            -----------------
     Total increase in net assets                                     198,672

Net Assets, Beginning of Period                                             -
                                                            ------------------
Net Assets, End of Period                                           $ 198,672
                                                            ==================


Transactions in Shares:
     Shares sold                                                       20,000
                                                            ------------------
     Net increase in shares outstanding                                20,000
                                                            ==================



     * Commencement of operations.

                                 PIA MUTUAL FUND
                                  BBB BOND FUND
                              Financial Highlights


                                                           Sept. 26, 2003* to
                                                             Nov. 30, 2003
                                                           ------------------
Per Share Operating Performance
(For a fund share outstanding throughout the period)

Net asset value, beginning of period                             $    10.00
                                                                 ----------

Income From Investment Operations:
Net investment income                                                  0.06
Net realized and unrealized loss on
 investments                                                          (0.13)
                                                                 ----------
Total from investment operations                                      (0.07)
                                                                 ----------

Net asset value, end of period                                   $     9.93
                                                                 ==========

Total Return                                                          (0.70)++

Ratios/Supplemental Data:
Net assets, end of period (in 000's)                             $      199
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                                    0.00%+
  Before waivers and reimbursements                                  224.56%+
Ratio of net investment income (loss) to average net assets:
  Net of waivers and reimbursements                                    3.16%+
  Before waivers and reimbursements                                 (221.40)+
Portfolio turnover rate                                                  87%++


--------------------------------------------------
 *  Commencement of operations.
 +  Annualized for periods less than one year.
++  Not annualized for periods less than one year.


                       See notes to financial statements.

                                 PIA MUTUAL FUND
                                PIA BBB BOND FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003


NOTE 1.  ORGANIZATION

     PIA Mutual Fund (formerly Monterey Mutual Fund) (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for the PIA BBB Bond Fund (the "Fund") is to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor's Rating Group and the Baa category by Moody's Investors Services. The Fund commenced operations on September 26, 2003. Only authorized investment advisory clients of PIA are eligible to invest in the PIA BBB Bond Fund.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market.

     REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Fund's custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement. All securities are held by the Fund's custodian.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.

     EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the Funds in proportion to their respective net assets.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, monthly and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets are adjusted.

                                 PIA MUTUAL FUND
                                PIA BBB BOND FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003 (CONTINUED)




     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT

     The Fund has an investment advisory agreement with Pacific Income Advisers, Inc. ("PIA" or the "Adviser"). Under the agreement, the Fund does not pay the Adviser a fee. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser. Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Fund. Participants in "wrap-fee" programs pay fees to the program sponsor, who in turn pays fees to the Adviser. For the period ended November 30, 2003, the Adviser received no investment advisory fees.

     For the period ended November 30, 2003, PIA voluntarily agreed to limit the total expenses of the Fund to an annual rate of 0.00% of average net assets. The Adviser may discontinue reimbursing the Fund at anytime but will not do so prior to November 30, 2004.

NOTE 4.  DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares. For the period September 26, 2003 (inception) through November 30, 2003 the Fund did not incur any such expenses.

     Syndicated Capital, Inc. serves as the Distributor of the Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the period ended November 30, 2003, the Distributor earned no commissions on sales of the Fund's capital stock.

NOTE 5.  PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the period ended November 30, 2003 were $0 and $0, respectively. Purchases and sales of U.S. government obligations for the period ended November 30, 2003 were $292,646 and $117,941, respectively.

NOTE 6.  FEDERAL INCOME TAX INFORMATION

     At November 30, 2003, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of PIA Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIA BBB Bond Fund, a series of PIA Mutual Fund (the "Trust") at November 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for the period then ended, in conformity accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 9, 2004

PIA MUTUAL FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN      OTHER
                                              OFFICE(1)                                  FUND COMPLEX    DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF  PRINCIPAL OCCUPATION(S)         OVERSEEN        HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUND     TIME SERVED     DURING PAST 5 YEARS           BY TRUSTEE      TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
BEATRICE P. FELIX           Trustee          Served as     Sales Agent, Roland Land Realty   5              None
1011 4th Street, #218                      Trustee since          (1994 - present)
Santa Monica, CA 90403                         1996
Age:     44

ANN LOUISE MARINACCIO       Trustee       Served as Avenue  Sales Associate, Saks Fifth      5              None
1 Norwood Road                              Trustee since         (1986 - present)
Springfield, NJ 07081                           1996
Age:     63

ROBERT I. WEISBERG          Trustee          Served as      President and Managing Partner,  5              Environmental
41 West Shore Road                         Trustee since    Alco Financial Services, LLC                    Power, Inc.,
Belvedere, CA 94920                             1996              (1997 - present)                          Titan General
Age:     56                                                                                                 Holdings, Inc.


INTERESTED TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                 TERM OF                                      PORTFOLIOS IN        OTHER
                                                 OFFICE(1)                                    FUND COMPLEX     DIRECTORSHIPS
                                POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATION(S)          OVERSEEN          HELD BY
NAME, ADDRESS AND AGE         HELD WITH FUND    TIME SERVED    DURING PAST 5 YEARS             BY TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
JOSEPH LLOYD MCADAMS, JR.(2)    Trustee,        Served as      Chairman of the Board and Chief      5              None
1299 Ocean Avenue               Chairman        Trustee and    Investment Officer, Pacific Income
Suite 210                                       Chairman       Advisers, Inc. (1986 - present);
Santa Monica, CA 90401                          since 1996     Chairman of the Board, Chief
Age:     58                                                    Executive Officer and
                                                               President, Syndicated Capital, Inc.
                                                               (1987 - present); Chairman of the
                                                               Board and Chief Executive Officer,
                                                               Anworth Mortgage Asset Corp.
                                                               (1998 - present)

INTERESTED TRUSTEES AND OFFICERS
(CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                              TERM OF                                     PORTFOLIOS IN       OTHER
                                              OFFICE(1)                                   FUND COMPLEX    DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF    PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUND     TIME SERVED     DURING PAST 5 YEARS             BY TRUSTEE       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
HEATHER U. BAINES          President and     Served as      President and Chief Executive       N/A            N/A
1299 Ocean Avenue           Treasurer       President and   Officer, Pacific Income Advisers, Inc.
Suite 210                                  Treasurer since  (1986 - present); Executive Vice
Santa Monica, CA 90401                         1996         President, Anworth Mortgage Asset
Age: 61                                                     Corp. (1998 - present)

FLAVEN BUTLER              Secretary         Served as       Assistant Vice President, Pacific   N/A            N/A
1299 Ocean Avenue                          Secretary since   Income Advisers, Inc. (1994 - Present)
Suite 210                                       2001
Santa Monica, CA 90401
Age: 30

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, and is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.







THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-628-9403.

                                 PIA Mutual Fund

                                 Distributed by:

                            Syndicated Capital, Inc.
                       1299 Ocean Avenue, Suite 210 Santa
                                Monica, CA 90401

Item 2 - Code of Ethics

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).


(c) There have been no amendments to the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(f) A copy of the Registrant's Code of Ethics is attached as an exhibit to this Form N-CSR.


Item 3 - Audit Committee Financial Expert
            Registrant's Board of Trustees has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.


Item 4 - Principal Accountant Fees and Services
         Not required for annual reports filed for periods ending before December 15, 2003.

Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 - [Reserved]

Item 9 - Submission of Matters to a Vote of Security Holders Not applicable.


Item 10 - Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)).

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIA Mutual Fund

By:  /s/ Lloyd McAdams
     ------------------------
         Lloyd McAdams
         Chairman

Date: February 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Lloyd McAdams
      -----------------------
      Lloyd McAdams
      Chairman

Date: February 6, 2004

By:   /s/ Heather U. Baines
      -----------------------
      Heather U. Baines
      President and Treasurer

Date: February 6, 2004
(b)(2) 1/4